UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) Of The Securities Exchange Act of 1934

BRISTOL WEST HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Date of Report (Date of Earliest Event Reported): March 6, 2006
Commission File No. 001-31984

       Delaware           001-31984               13-3994449
    (State or other jurisdiction       (Commission File No.)     (I.R.S. Employer
     of incorporation)                    Identification No.)

  5701 Stirling Road, Davie, Florida                  33314
(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code: (954) 316-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On March 6, 2006, Scott C. Nuttall, a director of Bristol West Holdings, Inc. (“Bristol West”), notified Bristol West that he does not intend to stand for re-election at Bristol West’s 2006 Annual Meeting of Stockholders and will retire from the Board of Directors at that time.

Further, On March 7, 2006, Inder-Jeet S. Gujral, a Bristol West director, notified Bristol West that he does not intend to stand for re-election at Bristol West’s 2006 Annual Meeting of Stockholders and will retire from the Board of Directors at that time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRISTOL WEST HOLDINGS, INC.
(Registrant)

Date: March 8, 2006          By: /s/ Craig E. Eisensacher
Craig E. Eisenacher
Senior Vice President - Chief Financial Officer
(Principal Financial Officer, Principal Accounting Officer and duly authorized officer)